UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 16, 2021

Date of Report (Date of earliest event reported)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Hartford Plaza, Hartford, Connecticut 06155

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 547-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HIG	The New York Stock Exchange
6.10% Notes due October 1, 2041	HIG 41	The New York Stock Exchange
7.875% Fixed-to-Floating Rate Junior Subordinated Debentures due 2042	HGH	The New York Stock Exchange
Depositary Shares, Each Representing a 1/1,00th Interest in a Share of 6.000% Non-Cumulative Preferred Stock, Series G, par value $0.01 per share	HIG PR G	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On September 16, 2021, The Hartford Financial Services Group, Inc. (the “Company”) commenced a proposed offering of its new senior notes (the “Senior Notes”, and such offering, the “Notes Offering”) pursuant to the Company’s preliminary prospectus supplement dated September 16, 2021 and the accompanying prospectus dated May 17, 2019, which have been filed with the Securities and Exchange Commission. The Company intends to use the net proceeds from the Notes Offering to redeem in full the outstanding $600 million principal amount of the Company’s 7.875% Fixed-To-Floating Rate Junior Subordinated Debentures due 2042, which are redeemable at par on or after April 15, 2022 (collectively, the “Proposed Redemption Notes” and such redemption the “Proposed Redemption”). The Senior Notes will be issued under the senior debt indenture dated as of April 11, 2007, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the first supplemental indenture dated as of August 9, 2013, the second supplemental indenture dated as of August 19, 2019 and the third supplemental indenture to be dated as of the closing date of the Notes Offering.

The pricing and settlement of the Senior Notes is subject to market conditions and other factors. Even if the Senior Notes are issued, there can be no assurance as to whether the Company actually implements the Proposed Redemption.

The information in this Current Report on Form 8-K does not constitute an offer of any securities for sale or a notice of redemption of the Proposed Redemption Notes and should be read in conjunction with the risk factors described in and the information under “Forward-Looking Statements” in the Company’s Form 10-K for the year ended December 31, 2020 and Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC. (Registrant)

September 16, 2021	By:	/s/ Donald C. Hunt
Name: Donald C. Hunt
Title: Senior Vice President and Corporate Secretary